SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C. 20549


                                  FORM  8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     January 17, 1996
                                                     ---------------------


                           20th Century Industries
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
    ----------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


               0-6964                             95-1935264
    ----------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


         6301 Owensmouth Avenue, Suite 700, Woodland Hills, CA  91367
    ----------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code ( 818 )  704 - 3700
    ----------------------------------------------------------------------


       (Former name or address, if changed since last report)     NONE
    ----------------------------------------------------------------------

    Item 5     Other Events



       On January 17, 1996, the Registrant issued the attached News Release regarding the legal action filed against certain officers and directors of 20th Century Industries.

                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   20TH CENTURY INDUSTRIES

Date:  January 18, 1996            John Bollington
                                   --------------------------------
                                   Secretary, Senior Vice President
                                   and General Counsel

     20TH CENTURY INDUSTRIES


-----------------------------------------------------------------------------
     NEWS
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                                  Contact:

                                      Jeanne Ouellette or
                                      Cynthia Coulter at 213/629-4974

                                      Company contact:  Ric Hill at
                                                        818/704-3595


FOR IMMEDIATE RELEASE                               January 17, 1996
---------------------



                 20TH CENTURY PROVIDES STATEMENT
                 -------------------------------
                     CONCERNING LEGAL ACTION
                     -----------------------


(WOODLAND HILLS, CA) -- 20th Century Industries acknowledges that it was provided a copy of a complaint in which certain officers and directors of the company were named as defendants in a derivative action relating to the financial losses sustained by 20th Century as a result of the January 17, 1994 Northridge Earthquake.

According to Richard Dinon, senior vice president, and a named defendant, "In my opinion, the actions taken in connection with the Northridge earthquake were appropriate and in the best interest of all shareholders of 20th Century." He added that the company's plan for recapitalization through an investment by American International Group, Inc., was approved by a vote of company shareholders in December, 1994.

20th Century is currently reviewing the complaint and can provide no further comment at this time relating to the specific allegations contained within the complaint.


                                    #  #  #

                6301 Owensmouth Avenue | Woodland Hills, California 91367